UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2023
Crown Castle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024-1908
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) On July 21, 2023, the Board of Directors ("Board") of Crown Castle Inc. ("Company") approved expanding the size of the Board and appointing Kevin T. Kabat and Maria M. Pope to fill the newly created vacancies on the Board, effective as of August 1, 2023 and September 1, 2023, respectively.

The Board has not yet appointed either Mr. Kabat or Ms. Pope to any committees of the Board, although the Board may appoint either or both of them to one or more committees in the future. There is no arrangement or understanding between either appointee and any other persons pursuant to which such appointee was selected as a director, and there are no related party transactions involving either Mr. Kabat or Ms. Pope that are reportable under Item 404(a) of Regulation S-K.

Both Mr. Kabat and Ms. Pope will participate in the Company’s non-employee director compensation arrangement (described in the Company's proxy statement filed with the Securities and Exchange Commission on April 3, 2023), as may be amended from time to time.

Mr. Kabat has over 21 years of financial, operating and strategic planning expertise, including having served as the former Chief Executive Officer ("CEO") and Vice Chairman of Fifth Third Bancorp and serving as the current Chair of the boards of directors of Unum Group, NiSource Inc., and AlTi Global, Inc. Ms. Pope has extensive leadership, financial and strategic experience and deep knowledge of the utility industry, and currently serves as the President, CEO and director of Portland General Electric Company, a vertically integrated electric utility. Ms. Pope also currently serves as a director on the board of directors of Columbia Banking System, Inc.

ITEM 7.01—REGULATION FD DISCLOSURE

On July 24, 2023, the Company issued a press release announcing the appointments of Mr. Kabat and Ms. Pope. The July 24, 2023 press release is furnished herewith as Exhibit 99.1.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
Exhibit Index

Exhibit No.	Description
99.1	Press Release dated July 24, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

The information in Item 7.01 of this Current Report on Form 8-K ("Form 8-K") and Exhibit 99.1 attached hereto are furnished as part of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.
By:	/s/ Edward B. Adams, Jr.
	Name:	Edward B. Adams, Jr.
	Title:	Executive Vice President and General Counsel
Date: July 24, 2023